UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
[Amendment No. _____]

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under §240.14a-12

GARMIN LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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1)	Title of each class of securities to which transaction applies:

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(set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:__________________________________________
2)	Form Schedule or Registration Statement No.:_________________________
3)	Filing Party:____________________________________________________
4)	Date Filed:_____________________________________________________

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

GARMIN LTD.

NOTICE AND PROXY STATEMENT

for

An Extraordinary General Meeting of Shareholders

to be held

Friday, July 21, 2006

YOUR VOTE IS IMPORTANT!

Please mark, date and sign the enclosed proxy card
and promptly return it in the enclosed envelope.

Mailing of this Notice and Proxy Statement and the accompanying Proxy Card commenced on or about June 8, 2006.

Garmin Ltd.
P.O. Box 30464 SMB
5th Floor, Harbour Place
103 South Church Street
George Town, Grand Cayman
Cayman Islands

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 21, 2006

You are hereby notified of and cordially invited to attend the Extraordinary General Meeting (the “Extraordinary Meeting”) of Shareholders of Garmin Ltd., a Cayman Islands company (“Garmin” or the “Company”) to be held at the offices of Garmin International, Inc. located at 1200 East 151st Street, Olathe, Kansas 66062, USA, at 10:00 a.m. Central Time, on Friday, July 21, 2006, to consider and vote upon the following matters:

1.	A proposal to effect a two-for-one stock split of the Company's common shares, as described in the accompanying Proxy Statement; and

2.	Such other matters as may properly be brought before the Extraordinary Meeting or any adjournment thereof.

Information concerning the matters to be acted upon at the Extraordinary Meeting is contained in the accompanying Proxy Statement.

Shareholders of record at the close of business on May 30, 2006 are entitled to notice of, and to vote at, the Extraordinary Meeting and any adjournments thereof. A shareholder entitled to attend and to vote at the Extraordinary Meeting is entitled to appoint a proxy to attend and, on a poll, vote instead of him or her.

It is important that your shares be represented at the Extraordinary Meeting. Please vote your shares regardless of whether you plan to attend the Extraordinary Meeting. Please use the enclosed Proxy Card to direct the vote of your shares, regardless of whether you plan to attend the Extraordinary Meeting. Please date the Proxy Card, sign it and promptly return it in the enclosed envelope, which requires no postage if mailed in the United States. You may also appoint another person (who need not be a shareholder) as your proxy to attend and vote at the Extraordinary Meeting.

If you own shares registered in the name of a broker, you should receive a card from that broker permitting you to direct the broker to vote those shares. Please promptly complete the card and return it to the broker.

Please note that the only item on the agenda for the Extraordinary Meeting is the proposed two-for-one stock split. The meeting is expected to be very brief. Other than matters directly relating to the proposed two-for-one stock split, the Company’s management will not be making any presentations at the Extraordinary Meeting.

By Order of the Board of Directors
June 8, 2006
Andrew R. Etkind
General Counsel and Secretary

Garmin Ltd.
P.O. Box 30464 SMB
5th Floor, Harbour Place
103 South Church Street
George Town, Grand Cayman
Cayman Islands

PROXY STATEMENT

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Garmin Ltd., a Cayman Islands company, (“Garmin” or the “Company” ) for use at the Extraordinary General Meeting of Shareholders (the “Extraordinary Meeting”) to be held at 10:00 a.m., U.S. Central Time, on Friday, July 21, 2006, at the offices of Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062, and at any adjournment(s) or postponement(s) thereof for the purposes set forth herein and in the accompanying Notice of Extraordinary General Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about June 8, 2006.

INFORMATION CONCERNING SOLICITATION AND VOTING

Proposal

The purpose of the Extraordinary Meeting is to consider and vote upon a proposal to effect a two-for-one stock split of the Company's common shares, par value $0.01 per share (“Common Shares”). The proposal is described below under the heading "Proposal - Approval Of A Two-For-One Stock Split."

Record Date and Shares Outstanding

Shareholders of record at the close of business on May 30, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Extraordinary Meeting. At the Record Date, the Company had issued and outstanding 108,389,191 Common Shares. [SHARE NUMBER TO BE UPDATED AFTER THE MAY 30, 2006 RECORD DATE]

Solicitation of Proxies

The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees not specifically engaged or compensated for that purpose, the Company will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have shares of the Company registered in the names of such persons and, if requested, will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Voting

Each shareholder is entitled to one vote on the proposal presented in this Proxy Statement for each share held as of the Record Date. The required quorum for the transaction of business at the Extraordinary Meeting is the presence in person or by proxy of shareholders holding not less than a majority of the Common Shares issued and outstanding on the Record Date. The affirmative vote of a majority of the Common Shares represented and voting at the Extraordinary Meeting in person or by proxy is required for the approval of the proposed stock split.

Abstentions and Broker Non-Votes

Pursuant to Cayman Islands law, (i) Common Shares represented at the Extraordinary Meeting whose votes are withheld on any matter, and (ii) Common Shares represented by “broker non-votes” (i.e., shares held by brokers or nominees which are represented at the Extraordinary Meeting but as to which the broker or nominee is not empowered to vote on a particular proposal) are not included in the determination of the shares voting on such matter but are counted for quorum purposes. Therefore, abstentions and broker non-votes will have no effect on the proposal being voted on at the Extraordinary Meeting since approval of the proposal requires the affirmative vote of a majority of the outstanding Common Shares actually voting on the proposal.

How Shareholders Vote

Shareholders holding Common Shares in their own names on the Record Date (“Record Holders”), persons (“Plan Participants”) holding Common Shares on the Record Date through the Garmin International, Inc. 401(k) and Pension Plan (the “401(k) Plan”) and investors (“Broker Customers”) holding Common Shares on the Record Date through a broker or other nominee, may vote such shares as follows:

Common Shares of Record

Record Holders may only vote their shares if they or their proxies are present at the Extraordinary Meeting. Record Holders may appoint as their proxy the Proxy Committee, which consists of officers of the Company whose names are listed on the Proxy Card. The Proxy Committee will vote all Common Shares for which it is the proxy as specified by the shareholders on the Proxy Cards. A Record Holder desiring to name as proxy someone other than the Proxy Committee may do so by crossing out the names of the Proxy Committee members on the Proxy Card and inserting the full name of such other person. In that case, the Record Holder must sign the Proxy Card and deliver it to the person named, and the person named must be present and vote at the Extraordinary Meeting.

If a properly executed and unrevoked Proxy Card does not specify how the Common Shares represented thereby are to be voted, the Proxy Committee intends to vote such shares for the proposed stock split, and in accordance with the discretion of the Proxy Committee upon such other matters as may properly come before the Extraordinary Meeting.

Common Shares Held Under the 401(k) Plan

Plan Participants may on the voting instructions card instruct the trustee of the 401(k) Plan how to vote the Common Shares allocated to their respective participant accounts. The trustee will vote all Common Shares allocated to the accounts of Plan Participants as instructed by such participants. Common Shares for which inadequate or no voting instructions are received generally will be voted by the trustee in the same proportion as those Common Shares for which instructions were actually received from Plan Participants. The trustee of the 401(k) Plan may vote Common Shares allocated to the accounts of the participants either in person or through a proxy.

Common Shares Held Through a Broker or Other Nominee

Each broker or nominee must solicit from the Broker Customers directions on how to vote the Common Shares, and the broker or nominee must then vote such shares in accordance with such directions. Brokers or nominees are to forward soliciting materials to the Broker Customers, at the reasonable expense of the Company, if the broker or nominee requests reimbursement. Most broker-dealers are members of the National Association of Securities Dealers, which generally does not allow them to vote shares held in street name unless they are permitted to do so under the rules of a national securities exchange to which they belong. Brokers who are members of the New York Stock Exchange (“NYSE”) may vote the shares of Broker Customers on routine matters, when they have not received directions from the Broker Customers.

Revoking Proxy Authorizations or Instructions

Until the polls close (or in the case of Plan Participants, until the trustee of the 401(k) Plan votes), votes of Record Holders and voting instructions of Plan Participants may be recast with a later-dated, properly executed and delivered Proxy Card or, in the case of Plan Participants, a voting instruction card. Otherwise, shareholders may not revoke a vote, unless: (a) in the case of a Record Holder, the Record Holder either (i) attends the Extraordinary Meeting and casts a ballot at the meeting or (ii) delivers a written revocation to the Corporate Secretary of the Company at any time before the Chairman of the Extraordinary Meeting closes the polls; (b) in the case of a Plan Participant, the revocation procedures of the trustee of the 401(k) Plan are followed; or (c) in the case of a Broker Customer, the revocation procedures of the broker or nominee are followed.

Attendance and Voting in Person at the Extraordinary Meeting

Attendance at the Extraordinary Meeting is limited to Record Holders or their properly appointed proxies, beneficial owners of Common Shares having evidence of such ownership, and guests of the Company. Plan Participants and Broker Customers, absent special direction to the Company from the respective 401(k) Plan trustee, broker or nominee, may only vote by instructing the trustee, broker or nominee and may not cast a ballot at the Extraordinary Meeting. Record Holders may vote by casting a ballot at the Extraordinary Meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date concerning the beneficial ownership of Common Shares by: (i) beneficial owners of Common Shares who have publicly filed a report acknowledging ownership of more than 5% of the number of outstanding Common Shares; (ii) the directors and certain executive officers of the Company; and (iii) all of the Company’s executive officers and directors as a group. Beneficial ownership generally means either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, to the Company’s knowledge the holders listed below have sole voting and dispositive power. No officer or director of the Company owns any equity securities of any subsidiary of the Company. [TABLE AND FOOTNOTES TO BE UPDATED AFTER THE MAY 30, 2006 RECORD DATE]

Name and Address	Common Shares(1)	Percent of Class(2)
Gary L. Burrell(3)	15,631,785(4)	14.4%
Shareholder
Capital Research and Management Company(5) Shareholder	7,441,700	6.9%
FMR Corp.(6) Shareholder	5,817,889	5.4%
Ruey-Jeng Kao(7) Shareholder	6,472,481	6.0%
Gene M. Betts Director	3,413(8)	*
Donald H. Eller, Ph.D. Director	1,110,852(9)	1.0%
Andrew R. Etkind General Counsel and Corporate Secretary	30,435(10)	*
Min H. Kao, Ph.D. Director, Chairman and CEO	23,530,490(11)	21.7%
Gary Kelley Vice President, Marketing Garmin International, Inc.	27,205(12)	*
Charles W. Peffer Director	2,402(13)	*
Clifton A. Pemble Director and Vice President, Engineering Garmin International, Inc.	29,307(14)	*
Brian J. Pokorny Vice President, Operations Garmin International, Inc.	16,627(15)	*
Kevin Rauckman Chief Financial Officer and Treasurer	27,536(16)	*
Thomas A. McDonnell Director	26,850(17)	*
All Executive Officers and Directors as a Group (10 persons)	24,805,117(18)	22.9%

*	Less than 1% of the outstanding Common Shares
(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are currently exercisable at the Record Date or within 60 days of such date are deemed outstanding. The holders may disclaim beneficial ownership of any such shares that are owned by or with family members, trusts or other entities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to the Company’s knowledge, each shareholder named in the table has sole voting power and dispositive power with respect to the shares set forth opposite such shareholder’s name.

(2)	The percentage is based upon the number of shares outstanding as of the Record Date and computed as described in footnote (1) above.
(3)	Mr. Burrell’s address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(4)
The number of Common Shares reported includes 431,782 Common Shares held by Judith M. Burrell, Mr. Burrell’s wife, over which Mr. Burrell does not have any voting or dispositive power. Mr. Burrell disclaims beneficial ownership of these shares owned by his wife.

(5)
The address of Capital Research and Management Company is 333 South Hope Street, 55th Floor, Los Angeles, California 90071. The number of Common Shares is based on a Schedule 13G filed on February 10, 2006.

(6)	The address of FMR Corporation is 82 Devonshire Street, Boston, Massachusetts 02109. The number of Common Shares is based on a Schedule 13G filed on February 14, 2006.
(7)
Mr. Kao’s address is c/o Fortune Land Law Offices, 8th Floor, 132, Hsinyi Road, Section 3, Taipei, Taiwan. Mr. Kao is the brother of Dr. Kao. The information is based on Amendment No. 4 filed January 17, 2006 to Schedule 13G filed February 9, 2001.

(8)	Mr. Betts’ beneficial ownership includes 3,413 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(9)
Dr. Eller’s beneficial ownership includes 200,000 shares subject to a variable prepaid forward agreement and 6,850 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.

(10)
Mr. Etkind’s beneficial ownership includes 435 shares held in the 401(k) Plan and 24,200 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.

(11)
Dr. Kao’s address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062. Of the 23,530,490 Common Shares, (i) 5,704,794 Common Shares are held by the Min-Hwan Kao Revocable Trust 9/28/95, over which Dr. Kao has sole voting and dispositive power, (ii) 15,221,784 Common Shares are held by revocable trusts established by Dr. Kao’s children over which Dr. Kao has shared voting and dispositive power, and (iii) 2,603,912 Common Shares are held by a revocable trust established by Dr. Kao’s wife, over which Dr. Kao does not have any voting or dispositive power. Dr. Kao disclaims beneficial ownership of those shares owned by the revocable trust established by his wife and by the revocable trusts established by his children.

(12)	Mr. Kelley’s beneficial ownership includes 20,100 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(13)	Mr. Peffer’s beneficial ownership includes 902 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(14)	Mr. Pemble’s beneficial ownership includes 26,900 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(15)
Mr. Pokorny’s beneficial ownership includes 13,500 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date. The number of Common Shares reported includes 2,386 Common Shares held by a revocable trust established by Mr. Pokorny’s wife, over which Mr. Pokorny does not have any voting or dispositive power. Mr. Pokorny disclaims beneficial ownership of those shares owned by the revocable trust established by his wife.

(16)
Mr. Rauckman’s beneficial ownership includes 23,000 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date. The number of Common Shares reported includes 2,550 Common Shares held by a revocable trust established by Mr. Rauckman’s wife, over which Mr. Rauckman does not have any voting or dispositive power. Mr. Rauckman disclaims beneficial ownership of these shares owned by the revocable trust established by his wife.

(17)	Mr. McDonnell’s beneficial ownership includes 6,850 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(18)
The number includes 151,713 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date. Individuals in the group have disclaimed beneficial ownership as to a total of 17,844,873 of the shares listed.

PROPOSAL - APPROVAL OF A TWO-FOR-ONE STOCK SPLIT

The Company's Board of Directors has approved, and is recommending to shareholders for approval at the Extraordinary Meeting, a resolution (the “Resolution”) to effect a two-for-one stock split of the Company's Common Shares. If the Resolution is approved, on a record date established by our Board of Directors each issued and outstanding Common Share, par value US $0.01 per share, would be subdivided into two Common Shares, par value US $0.005 per share, and Garmin’s currently authorized share capital of 500,000,000 Common Shares, par value US $0.01 per share, would be subdivided into 1,000,000,000 Common Shares, par value US $0.005 per share. Garmin is currently authorized to issue 1,000,000 preferred shares, par value US $1.00 per share, and the proposed stock split will not affect this authorization. The description of the proposed two-for-one stock split contained in this Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Resolution contained in Appendix A to this Proxy Statement.

The purpose of the Resolution is to effect a two-for-one stock split of the Common Shares. The two-for-one stock split will increase the number of shares held in the public market, and the Board of Directors believes that this will place the market price per share of the Common Shares in a range that is more affordable to investors, particularly individuals. As a result, potentially more people would be able to buy our Common Shares and provide more liquidity in each shareholder's investment. We cannot be certain that these effects will occur.

If the Resolution is approved by the shareholders, the Board of Directors will set and publicly announce (a) a record date for determining shareholders entitled to the stock split; and (b) the effective date of the stock split. If the Resolution is approved by the shareholders, Garmin also will apply to the NASDAQ Stock Market for the listing of the additional Common Shares that would be issued as a result of the stock split. Provided the listing application is approved by the NASDAQ Stock Market, the stock split would be accomplished by mailing to each shareholder of record as of the close of business on the stock split record date a certificate representing one Common Share, par value US $0.005 per share, for each Common Share held by the shareholder on that date.

FOLLOWING THE STOCK SPLIT, EXISTING STOCK CERTIFICATES REPRESENTING COMMON SHARES, PAR VALUE US $0.01 PER SHARE, WOULD BE DEEMED TO REPRESENT THE SAME NUMBER OF COMMON SHARES HAVING A PAR VALUE OF US $0.005 PER SHARE. EXISTING CERTIFICATES WILL NOT BE EXCHANGED FOR NEW CERTIFICATES AND CERTIFICATES SHOULD NOT BE RETURNED TO GARMIN OR ITS TRANSFER AGENT UNTIL THE SHARES REPRESENTED BY THE CERTIFICATE ARE TRANSFERRED.

There are no preemptive rights with respect to the Common Shares, and shareholders will not have any dissenters' or appraisal rights in connection with adoption of the Resolution. The additional Common Shares issuable upon the effective date of the stock split would have the identical powers, preferences and rights as the currently outstanding Common Shares. Adoption of the Resolution would not affect the rights of the holders of currently outstanding Common Shares, except for rights incidental to increasing the number of Common Shares outstanding. Appropriate adjustments will be made to stock options and stock appreciation rights granted under Garmin’s equity incentive and other employee incentive plans.

Assuming transactions of an equivalent dollar amount, brokerage commissions or purchases and sales of Common Shares after the stock split may be higher than before the stock split because the same ownership interest would be represented by a greater number of shares.

Tax Effect of the Two-for-One Stock Split

Under existing United States federal income tax laws, the proposed two-for-one stock split would not result in any gain or loss or realization of taxable income to owners of Common Shares. The cost basis for tax purposes of each new Common Share and each retained Common Share would be equal to one-half of the cost basis for tax purposes of the corresponding Common Share immediately preceding the stock split. The holding period for each additional Common Share issued pursuant to the stock split would be deemed to be the same as the holding period for the original Common Share. The laws of jurisdictions other than the United States may impose income taxes on the receipt of additional shares pursuant to the stock split.

This summary is based upon the Internal Revenue Code, existing and proposed Treasury Regulations promulgated thereunder, administrative pronouncements and judicial decisions, all as in effect on the date of this Proxy Statement, and all of which are subject to change, possibly on a retroactive basis. Any such change could affect the continuing validity of this discussion. This discussion does not address the effect of any applicable state, local or foreign tax laws. The foregoing summary does not purport to be a complete analysis of all potential tax effects of the stock split. Each shareholder is urged to consult with his or her own tax advisor to determine the particular tax consequences to such shareholder of the stock split, including the applicability and effect of state, local and foreign tax laws and the possible effects of any changes in U.S. federal or other applicable tax laws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED TWO-FOR-ONE STOCK SPLIT CONTEMPLATED BY THE RESOLUTION.

SHAREHOLDER PROPOSALS

To be properly brought before the Extraordinary Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder.

If a holder of Garmin Common Shares wishes to present a proposal for inclusion in Garmin’s Proxy Statement for next year’s annual general meeting of shareholders, such proposal must be received by Garmin on or before December 31, 2006. Such proposal must be made in accordance with Rule 14a-8 promulgated by the Securities and Exchange Commission and the interpretations thereof. Any such proposal should be sent to the Secretary of Garmin, P.O. Box 30464 SMB, 5th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, Cayman Islands.

In order for a shareholder proposal that is not included in Garmin’s Proxy Statement for next year’s annual meeting of shareholders to be properly brought before the meeting, such proposal must be delivered to the Secretary and received at Garmin’s executive offices no later than March 16, 2007 and such proposal must also comply with the procedures outlined below. The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting.

OTHER MATTERS

The Board of Directors knows of no matters that are expected to be presented for consideration at the Extraordinary Meeting other than the matters set forth in the Notice of Extraordinary General Meeting of Shareholders. However, if any other matters should properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

By Order of the Board of Directors
June 8, 2006
Andrew R. Etkind
General Counsel and Secretary

APPENDIX A

GARMIN LTD. SHAREHOLDERS RESOLUTION

It is proposed as an ordinary resolution "THAT the Company's Common Shares be subject to a stock split at a ratio of two-for-one (2:1) at the Effective Time by the subdivision of the authorised share capital consisting of 500,000,000 Common Shares of a nominal or par value of US$0.01 each, into 1,000,000,000 Common Shares of a nominal or par value of US$0.005 each and the subdivision of each issued and outstanding Common Share as at the Record Date into two (2) Common Shares of a nominal or par value of US$0.005 each.

The Effective Time for the purpose of the above resolution is the point in time, if any, that is specified by the Board of Directors by resolution. If the Effective Time never occurs the changes contemplated by the proposed resolutions shall not be made thereby.

The Record Date for the purpose of the above resolution is the date, if any, specified by the Board of Directors by resolution as being the date for determining shareholders entitled to the stock split."

*  *  *

A-1

APPENDIX B

FORM OF PROXIES

PROXY

GARMIN LTD.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
ON JULY 21, 2006

The undersigned shareholder of Garmin Ltd., a Cayman Islands company, hereby appoints Min H. Kao and Kevin Rauckman and each of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all common shares of Garmin Ltd. owned by the undersigned in all matters coming before the Extraordinary General Meeting of Shareholders (or any adjournment thereof) to be held at the offices of Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062, on Friday, July 21, 2006 at 10:00 a.m. local time. The Board of Directors recommends a vote “FOR” the following proposal, all as more specifically set forth in the Proxy Statement:

1.	Approval of proposal to effect a two-for-one stock split of the Company's common shares as described in the Proxy Statement of the Company dated June 8, 2006

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.
In their discretion, the Proxies are authorized to vote with respect to any other matters that may properly come before the Extraordinary General Meeting or any adjournment thereof, including matters incident to its conduct.

I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL TO EFFECT THE TWO-FOR-ONE STOCK SPLIT.

Dated: __________________________, 2006

_____________________________________
(Signature)

_____________________________________
(Signature if held jointly)

Please sign exactly as your name appears on your share certificate, indicating your official position or representative capacity, if applicable. If shares are held jointly, each owner should sign.

IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY BEFORE THE DATE OF THE EXTRAORDINARY GENERAL MEETING IN THE ENCLOSED ENVELOPE.

CONFIDENTIAL VOTING INSTRUCTIONS TO
T. ROWE PRICE TRUST COMPANY AS TRUSTEE
UNDER THE GARMIN INTERNATIONAL, INC.
401(k) AND PENSION PLAN

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to Common Shares of Garmin Ltd. held by the Trustee and allocated to my account shall be exercised at the Extraordinary General Meeting of Shareholders to be held on July 21, 2006, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Extraordinary General Meeting of Shareholders and matters incidental to such meeting.

Approval of the proposal to effect a two-for-one stock split of the Company's common shares as described in the Proxy Statement of the Company dated June 8, 2006

☐ FOR	☐ AGAINST	☐ ABSTAIN

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

CONFIDENTIAL VOTING INSTRUCTIONS TO
T. ROWE PRICE TRUST COMPANY AS TRUSTEE
UNDER THE GARMIN INTERNATIONAL, INC.
401(k) AND PENSION PLAN

Dated: __________________________, 2006

_____________________________________
(Signature)

Please sign exactly as your name appears.

IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BEFORE THE DATE OF THE EXTRAORDINARY GENERAL MEETING IN THE ENCLOSED ENVELOPE. DO NOT RETURN THIS CARD TO GARMIN LTD. AS YOUR VOTE IS CONFIDENTIAL.